UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
(Amendment No. __)

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☐ Preliminary Proxy Statement
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☐ Definitive Proxy Statement
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BK Technologies Corporation
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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BK TECHNOLOGIES CORPORATION		CONTROL ID:
REQUEST ID:
IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALSFOR THE 2021 ANNUAL MEETING OF STOCKHOLDERS
	DATE:	December 17, 2021
	TIME:	9:00 AM Eastern Time
	LOCATION:	https://agm.issuerdirect.com/bkti
HOW TO REQUEST PAPER COPIES OF OUR MATERIALS

PHONE: Call toll free 1-866-752-8683	FAX: Send this card to 202-521-3464	INTERNET: https://www.iproxydirect.com/BKTI and follow the on-screen instructions.	EMAIL: proxy@iproxydirect.com Include your Control ID in your email.

This communication represents a notice to access a more complete set of proxy materials available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. The Proxy Statement, 2020 Annual Report and Proxy Card are available at: https://www.iproxydirect.com/BKTI

If you want to receive a paper copy of the proxy materials you must request one. There is no charge to you for requesting a copy. To facilitate timely delivery please make the request, as instructed above, before December 3, 2021.

you may enter your voting instructions at https://www.iproxydirect.com/BKTI until 11:59 pm eastern time December 16, 2021.

The purposes of this meeting are as follows:

1. To elect seven directors named in the proxy statement to serve on our board of directors until the next annual meeting of stockholders and until their respective successors are duly elected and qualified;

2. To ratify the appointment of MSL, P.A. as our independent registered public accounting firm for the fiscal year ending December 31, 2021;

3. To consider and vote upon a proposal to approve an amendment to the Company’s Articles of Incorporation to increase the number of our authorized common stock from 20,000,000 to 50,000,000 and to make a corresponding change to the number of authorized shares of capital stock;

4. To consider and vote upon a proposal to approve an amendment to the Company’s 2017 Incentive Compensation Plan (the “2017 Plan”) to increase the number of authorized shares under the 2017 Plan from 1,000,000 shares to 3,000,000 shares; and

5. To transact such other business properly brought before the meeting and any adjournment or postponement of the meeting.

Pursuant to Securities and Exchange Commission rules, you are receiving this Notice that the proxy materials for the Annual Meeting are available on the Internet. Follow the instructions above to view the materials and vote or request printed copies.
The board of directors has fixed the close of business on October 25, 2021, as the record date for the determination of stockholders entitled to receive notice of the Annual Meeting and to vote the shares of our common stock, par value $.60 per share, that they held on that date at the meeting or any postponement or adjournment of the meeting.

The Board of Directors recommends that you vote “for” all nominees named in the company’s proxy statement and proposals listed above.

Please note – This is not a Proxy Card - you cannot vote by returning this card

FIRST-CLASS MAIL US POSTAGE PAID RALEIGH NC PERMIT # 870

BK Technologies Corporation
SHAREHOLDER SERVICES
1 Glenwood Avenue, Suite 1001
Raleigh, NC 27603

TIME SENSITIVE SHAREHOLDER INFORMATION ENCLOSED

IMPORTANT SHAREHOLDER INFORMATION

YOUR VOTE IS IMPORTANT